                                                             EXHIBIT (8)(D)(III)

                  AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT


     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April, 1998 by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Company, the parties do hereby agree to an amended Schedule A as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on ______, 1999.


                                   AMERICAN GENERAL LIFE
                                   INSURANCE COMPANY
                                   By its authorized officer,


                                   By:
                                      -----------------------------

                                   Title:
                                         --------------------------


                                   MFS VARIABLE INSURANCE TRUST,
                                   ON BEHALF OF THE PORTFOLIOS
                                   By its authorized officer,


                                   By:
                                      -----------------------------
                                      James R. Bordewick, Jr.
                                      Assistant Secretary



                                   MASSACHUSETTS FINANCIAL SERVICES
                                   COMPANY
                                   By its authorized officer,


                                   By:
                                      -----------------------------
                                   Jeffrey L. Shames
                                   Chairman and Chief Executive Officer

                                                        As of   __________, 1999



                                  SCHEDULE A


                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
                    --------------------------------------


================================================================================================================
        NAME OF SEPARATE
        ACCOUNT AND DATE                         POLICIES FUNDED                           PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS              BY SEPARATE ACCOUNT                   APPLICABLE TO POLICIES
================================================================================================================
 AMERICAN GENERAL LIFE INSURANCE       PLATINUM INVESTOR I FLEXIBLE PREMIUM            MFS EMERGING GROWTH
  COMPANY SEPARATE ACCOUNT VL-R               LIFE INSURANCE POLICY                          SERIES
          (MAY 1, 1997)                       POLICY FORM NO. 97600

                                      PLATINUM INVESTOR II FLEXIBLE PREMIUM
                                              LIFE INSURANCE POLICY
                                              POLICY FORM NO. 97610

                                               LEGACY PLUS VARIABLE
                                              LIFE INSURANCE POLICY
                                              POLICY FORM NO. 98615

                                            CORPORATE AMERICA-VARIABLE
                                              LIFE INSURANCE POLICY
                                              POLICY FORM NO. 99301



 AMERICAN GENERAL LIFE INSURANCE        PLATINUM INVESTOR VARIABLE ANNUITY             MFS EMERGING GROWTH
             COMPANY                          POLICY FORM NO. 98020                          SERIES
       SEPARATE ACCOUNT D
       (NOVEMBER 19, 1973)

----------------------------------------------------------------------------------------------------------------